UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 22, 2005

NALCO HOLDINGS LLC

Delaware        73-1683500
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 21, 2005, Nalco Holding Company, parent of Nalco Holdings LLC announced it was shutting down operations at two manufacturing plants in Texas in advance of Hurricane Rita. Details are included in the press release attached as Exhibit 99.1 and that is incorporated by reference.

Item 9.01(c) Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1	Press release dated September 21, 2005, relating to the shutdown of two Texas manufacturing facilities due to the threat of Hurricane Rita.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: September 22, 2005